Exhibit 99.1

OneBeacon Insurance Group, Ltd.

Investor Financial Supplement

December 31, 2009

OneBeacon Insurance Group, Ltd.

Addresses:

601 Carlson Parkway, Minnetonka, MN 55305 (Executive Office)

1 Beacon Lane, Canton, MA 02021 (U.S. Headquarters)

Internet address:

www.onebeacon.com

Common Stock

Common Stock of OneBeacon Insurance Group, Ltd. is traded on the New York Stock Exchange under the symbol “OB”.

Insurance Financial Strength Ratings

	A.M. Best	S&P	Fitch	Moody’s
OneBeacon Insurance Group
Rating	A	A	A	A2
Outlook	Stable	Under Review with Negative Implications	Negative	Under Review with Negative Implications

Other Ratings:
OneBeacon U.S. Holdings, Inc. Senior debt
Rating	bbb	BBB	BBB	Baa2
Outlook	Stable	Under Review with Negative Implications	Negative	Under Review with Negative Implications

Transfer Agent	Company Contact
Wells Fargo Bank N.A.	Todd Mills
Shareowner Services	Treasurer
161 North Concord Exchange	781-332-7442
South St. Paul, MN 55075-1139
1-800-767-3330

This report is for informational purposes only and should be read in conjunction with documents filed by OneBeacon Insurance Group, Ltd. (the Company) with the U.S. Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

OneBeacon Insurance Group, Ltd.

Investor Financial Supplement

Table of Contents

Basis of Presentation	i - iii
Safe Harbor Statement	iv

Consolidated Results
Consolidated Financial Results	1
Consolidated Statements of Operations and Comprehensive (Loss) Income	2
Consolidating Statements of Operations
For Twelve Months Ended December 31, 2008 and 2009	3
For Three Months Ended December 31, 2008 and 2009	4
Comprehensive Net (Loss) Income, Net (Loss) Income and Operating Income	5
Consolidated Balance Sheets	6
Computation of Return on Equity Measures	7
Book Value Per Share	8
Capital Structure	9
Interest Coverage	10

Insurance Operations
Pre-Tax (Loss) Income	11
Underwriting Results	12
Underwriting Results by Unit
For Twelve Months Ended December 31, 2009	13
For Three Months Ended December 31, 2009	14
Specialty Lines
Underwriting Results	15
Premiums	16
Personal Lines
Underwriting Results	17
Premiums	18
Run-off
Underwriting Results	19
Loss and LAE Reserve Summary	20

Other Segments
Other Operations Results	21

Investments
Consolidated - Investment Results Pre-Tax	22
Consolidated - Investment Returns	23
Consolidated - Composition of Invested Assets	24

OneBeacon Insurance Group, Ltd.

Basis of Presentation

Presentation

•           Consolidated results include Insurance Operations and Other Operations. The Insurance Operations segment includes the underwriting results of Specialty and Personal Lines and results from run-off. On December 3, 2009, OneBeacon sold the renewal rights to its non-specialty Commercial Lines business to The Hanover Insurance Group. The agreement included small-commercial accounts and non-specialty middle-market business beginning with January 1, 2010 effective dates. As a result of this transaction, Specialty Lines financial results include Technology, Financial Services, OneBeacon Specialty Property and Property and Inland Marine segmented commercial businesses. The non-specialty commercial business subject to the renewal rights agreement is presented within Run-off results, along with other run-off business. Prior periods have been reclassified to conform to current presentation. The Other Operations segment consists of OneBeacon Insurance Group, Ltd. and our intermediate subsidiary holding companies. The Other Operations segment primarily consists of financing activities, purchase accounting adjustments relating to our acquisition by White Mountains, and other assets and general and administrative expenses incurred at the holding company level.

•           The key measure of relative underwriting performance for an insurance company is the combined ratio. An insurance company’s combined ratio under accounting principles generally accepted in the United States of America (“GAAP”) is calculated by adding the ratio of incurred loss and loss adjustment expenses (“LAE”) to earned premiums (the “loss and LAE ratio”) and the ratio of policy acquisition and other underwriting expenses to earned premiums (the “expense ratio”). A combined ratio under 100% indicates that an insurance company is generating an underwriting profit. However, when considering investment income and investment gains or losses, insurance companies operating at a combined ratio of greater than 100% can be profitable.

•    NM - Not meaningful

Non-GAAP Financial Measures

•           This financial supplement includes non-GAAP financial measures that have been reconciled to their most comparable GAAP financial measures.  Management believes these measures to be useful supplements to the comparable GAAP measures in evaluating the Company’s financial performance.  In addition, certain of these non-GAAP financial measures have been adjusted to exclude the impact of economically defeasing the Company’s mandatorily redeemable preferred stock.  As described in more detail in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, in connection with its initial public offering, the Company created two irrevocable grantor trusts and funded them with assets sufficient to make the remaining dividend and redemption payments for $20 million of preferred stock that was redeemed in June 2007 and $300 million of preferred stock that was redeemed in May 2008.  The Company created and funded these trusts to appropriately capitalize and leverage the Company in preparation for and in connection with its initial public offering.  Having completed these actions, management believes that presentation of certain of the non-GAAP financial measures as described below, adjusted to exclude the impact of the economic defeasance of the preferred stock as of and for the respective periods, is a useful supplement to understanding the Company’s earnings and profitability.

i

OneBeacon Insurance Group, Ltd.

Basis of Presentation (Continued)

Non-GAAP Financial Measures (continued)

•            Adjusted comprehensive net income (loss) is derived by excluding the impact of economically defeasing the Company’s mandatorily redeemable preferred stock from comprehensive net income (loss) attributable to OneBeacon’s shareholders, the most closely comparable GAAP measure. As described above, management believes that adjusted comprehensive net income (loss) is a useful supplement to understanding the Company’s earnings and profitability. The reconciliation of comprehensive net income (loss) attributable to OneBeacon’s shareholders to adjusted comprehensive net income (loss) is included on page 5.

•            Adjusted net income (loss) is derived by excluding the impact of economically defeasing the Company’s mandatorily redeemable preferred stock from net income (loss) attributable to OneBeacon’s shareholders, the most closely comparable GAAP measure. As described above, management believes that adjusted net income (loss) is a useful supplement to understanding the Company’s earnings and profitability. The reconciliation of net income (loss) attributable to OneBeacon’s shareholders to adjusted net income (loss) is included on page 5.

•            Adjusted net income (loss) per share is calculated by dividing adjusted net income (loss) (a non-GAAP financial measure described above) by the weighted average number of OneBeacon’s shares outstanding.  Management believes that adjusted net income (loss) per share is a useful supplement to understanding the Company’s earnings and profitability.   The reconciliation of net income (loss) attributable to OneBeacon’s shareholders to adjusted net income (loss) is included on page 5. The calculation of adjusted net income (loss) per share is also included on page 5.

•            Operating income is a non-GAAP financial measure that excludes net realized and unrealized investment gains (losses) and the related tax effects from net income (loss) attributable to OneBeacon’s shareholders.  Management believes that this non-GAAP financial measure provides a useful alternative picture of the underlying operating activities of the Company to the GAAP measure of net income (loss) attributable to OneBeacon’s shareholders, as it removes variability in the timing of investment gains and losses which may be heavily influenced by investment market conditions.  Although key to the Company’s overall financial performance, management believes that realized and unrealized investment gains or losses are largely independent of the underwriting decision-making process as well as the activities of its Other Operations segment. The reconciliation of net income (loss) attributable to OneBeacon’s shareholders to operating income is included on page 5.

•            Adjusted operating income is a non-GAAP financial measure that excludes the impact of economically defeasing the Company’s mandatorily redeemable preferred stock from operating income (a non-GAAP financial measure described above).  Management believes that adjusted operating income is a useful supplement to understanding the Company’s earnings and profitability. The reconciliation of net income (loss) attributable to OneBeacon’s shareholders to adjusted operating income is included on page 5.

•            Operating income per share is calculated by dividing operating income (a non-GAAP financial measure described above) by the weighted average number of common shares outstanding.  Management believes that operating income per share is a useful alternative picture of the underlying operating activities of the Company as it removes variability in the timing of investment gains and losses which may be heavily influenced by investment market conditions.  Net income (loss) attributable to OneBeacon’s shareholders per share is the most directly comparable GAAP measure.  As described above, the reconciliation of net income (loss) attributable to OneBeacon’s shareholders to operating income is included on page 5. The calculation of operating income per share is also included on page 5.

•            Adjusted operating income per share is calculated by dividing adjusted operating income (a non-GAAP financial measure described above) by the weighted average number of common shares outstanding.  Management believes that adjusted operating income per share is a useful supplement to understanding the Company’s earnings and profitability.  Net income (loss) attributable to OneBeacon’s shareholders per share is the most directly comparable GAAP measure.  The reconciliation of net income (loss) attributable to OneBeacon’s shareholders to adjusted operating income is included on page 5. The calculation of adjusted operating income per share is also included on page 5.

OneBeacon Insurance Group, Ltd.

Basis of Presentation (Continued)

Non-GAAP Financial Measures (continued)

•           Adjusted OneBeacon’s shareholders’ equity excluding change in net unrealized investment gains and losses, after tax, and accumulated other comprehensive income (loss) (AOCI/L), the average of which is used in calculating operating returns, is derived by excluding the impact of net unrealized investment gains and losses recognized during the respective periods and accumulated other comprehensive income or loss and changes in other comprehensive income or loss (OCI/L), collectively AOCI/L, from OneBeacon’s shareholders’ equity.  For the reasons described above, management believes that it is appropriate to remove the variability in the timing of unrealized investment gains and losses and other comprehensive income and loss items when analyzing certain performance measures.  The reconciliation of OneBeacon’s shareholders’ equity, the most closely comparable GAAP measure, to adjusted OneBeacon’s shareholders’ equity excluding the change in net unrealized investment gains and losses, after tax, and AOCI/L, is included on page 7.

•           Combined ratio before catastrophes; combined ratio before catastrophes and prior accident year development; and combined ratio before catastrophes, prior accident year development and long-term incentive compensation (LTIP) expense are non-GAAP financial measures which are derived by excluding catastrophes, prior accident year development and LTIP expense, individually and cumulatively from the GAAP combined ratio.  A catastrophe is a severe loss, resulting from natural or man-made events, including risks such as fire, earthquake, windstorm, explosion, terrorism or other similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance. Development on prior accident year losses generally results from changes in facts or events about the underlying loss or related loss adjustment expenses from that known and judgments made at the time the loss was incurred. Similar to catastrophe losses, development on prior accident year losses is not predictable.  OneBeacon expenses the full cost of all of its long-term incentive compensation.  OneBeacon believes that a discussion of the effect of catastrophes, prior accident year development and LTIP expense on the GAAP combined ratio is meaningful for investors to understand the variability of periodic earnings. The reconciliation of these non-GAAP financial measures to the GAAP combined ratio, the most closely comparable GAAP measure, is found on pages 12, 13, 14, 15, 17 and 19.

•           Pre-tax operating income before interest expense on debt is a non-GAAP financial measure that excludes net realized and unrealized investment gains (losses) as well as interest expense on debt from pre-tax income (loss).  Management believes that pre-tax operating income before interest expense on debt provides a useful alternative picture of the underlying operating activities of the Company to the GAAP measure of pre-tax income (loss), as it removes variability in the timing of investment gains and losses which may be heavily influenced by investment market conditions.  Although key to the Company’s overall financial performance, management believes that realized and unrealized investment gains or losses are largely independent of the underwriting decision-making process as well as the activities of its Other Operations segment. The reconciliation of pre-tax income (loss) to pre-tax operating income before interest expense on debt is included on page 10.

•           Adjusted pre-tax operating income before interest expense on debt is a non-GAAP financial measure that excludes the impact of economically defeasing the Company’s mandatorily redeemable preferred stock from pre-tax operating income before interest expense on debt (a non-GAAP financial measure described above).  Management believes that adjusted pre-tax operating income before interest expense on debt is a useful supplement to understanding the Company’s earnings and profitability. The reconciliation of pre-tax income (loss) to adjusted pre-tax operating income before interest expense on debt is included on page 10.

•           Interest coverage is calculated by dividing adjusted pre-tax operating income before interest expense on debt (a non-GAAP financial measure described above) by interest expense on debt.  Management believes that interest coverage is a useful supplement to understanding the Company’s capital position.  The reconciliation of the numerator to the most closely comparable GAAP measure is described above.  The calculation of interest coverage is included on page 10.

OneBeacon Insurance Group, Ltd.

Safe Harbor Statement

Forward-looking statements contained in this presentation are based on the Company’s assumptions and expectations concerning future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are subject to significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those reflected in the forward-looking statements. OneBeacon’s forward-looking statements could be affected by numerous foreseeable and unforeseeable events and developments such as exposure to catastrophe, or other large property and casualty losses, adequacy of reserves, risks associated with implementing business strategies, levels and pricing of new and renewal business achieved, credit, interest, currency and other risks associated with the Company’s investment portfolio, changes in accounting policies, and other factors identified in the Company’s Forms 10-Q and 10-K filed with the Securities and Exchange Commission. In light of the significant uncertainties inherent in the forward-looking information contained herein, readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. The Company disclaims any obligation to publicly update or revise any forward-looking information or statements.

OneBeacon Insurance Group, Ltd.

Consolidated Financial Results

(in millions, except per share amounts)

	Three Months Ended					Year Over	Twelve Months Ended
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Year 3 Mo	Dec 31,
	2008	2009	2009	2009	2009	% Change	2008	2009	% Change
Highlights

Adjusted comprehensive net (loss) income (see p.5)	$(198.2)	$33.9	$134.4	$108.8	$83.7	-142.2%	$(378.8)	$360.8	-195.2%
Adjusted net (loss) income (see p.5)	(171.9)	32.8	128.2	108.6	72.4	-142.1%	(353.3)	342.0	-196.8%
Adjusted operating income (see p.5)	55.4	36.6	45.4	32.2	66.2	19.5%	143.1	180.4	26.1%

										As of	As of
										Dec 31, 2008	Dec 31, 2009	% Change
Per Share Amounts

Book value per share (see p.8)										$12.15	$15.03	23.7%
Book value per share, including dividends (see p.8) [1]											$15.87	30.6%[1]
Common shares outstanding										95.1	95.1	0.0%
Adjusted operating income per share (basic & diluted) (see p.5)	$0.58	$0.38	$0.48	$0.34	$0.70	20.7%	$1.49	$1.90	27.5%
Weighted average common shares outstanding (basic & diluted) [2]	95.1	95.1	95.1	95.1	95.1	0.0%	95.9	95.1	-0.8%

Financial Ratios						Point Change			Point Change

GAAP ratios (Insurance Operations):
Loss and LAE ratio	50.6%	59.0%	56.2%	60.5%	53.2%	(2.6)	59.9%	57.3%	2.6
Expense ratio	35.6%	34.6%	37.0%	36.7%	40.4%	(4.8)	35.1%	37.1%	(2.0)
Total combined ratio	86.2%	93.6%	93.2%	97.2%	93.6%	(7.4)	95.0%	94.4%	0.6

										As of	As of
										Dec 31, 2008	Dec 31, 2009	Change
Balance Sheet
Total investments										$3,811.5	$4,042.8	6.1%
Total OneBeacon’s shareholders’ equity										$1,155.1	$1,429.0	23.7%

Ratio of debt to total capital (see p.9)										38.8%	30.3%	8.5	pts

[1] Includes dividends of $0.84 per common share (a quarterly dividend of $0.21 per share).

[2] Includes the impact of repurchases of Class A common shares made through the Company’s share repurchase program which commenced in the third quarter of 2007.

OneBeacon Insurance Group, Ltd.

Consolidated Statements of Operations and Comprehensive (Loss) Income

($ in millions)

	Three Months Ended					Year Over	Twelve Months Ended
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Year 3 Mo	Dec 31,
	2008	2009	2009	2009	2009	% Change	2008	2009	% Change

Earned premiums	$488.7	$487.8	$490.2	$492.8	$488.7	0%	$1,879.0	$1,959.5	4%
Net investment income	26.6	21.9	36.1	34.4	33.1	24%	164.4	125.5	-24%
Net realized and unrealized investment (losses) gains	(349.7)	(5.9)	127.4	117.6	9.5	NM	(763.6)	248.6	NM
Net other revenues [1]	3.2	9.4	1.1	5.7	28.5	NM	13.8	44.7	NM
Total revenues	168.8	513.2	654.8	650.5	559.8	NM	1,293.6	2,378.3	84%

Loss and LAE	247.5	288.0	275.7	298.2	260.0	5%	1,126.2	1,121.9	0%
Policy acquisition expenses	106.7	95.9	97.0	101.4	104.0	-3%	368.3	398.3	8%
Other underwriting expenses	67.2	72.7	84.3	79.4	93.6	39%	290.8	330.0	13%
General and administrative expenses	4.1	5.5	6.5	6.9	7.2	76%	18.6	26.1	40%
Accretion of fair value adjustment to loss and LAE reserves	3.0	1.4	1.3	1.4	1.3	-57%	12.0	5.4	-55%
Interest expense on debt	11.0	10.9	10.1	9.1	9.6	-13%	44.9	39.7	-12%
Interest expense - dividends and accretion on preferred stock subject to mandatory redemption	—	—	—	—	—	—	33.4	—	-100%
Total expenses	439.5	474.4	474.9	496.4	475.7	8%	1,894.2	1,921.4	1%

Pre-tax (loss) income	(270.7)	38.8	179.9	154.1	84.1	NM	(600.6)	456.9	NM
Income tax benefit (expense) [2]	99.0	(5.5)	(51.0)	(44.8)	(11.5)	NM	219.6	(112.8)	NM

Net (loss) income including noncontrolling interests	(171.7)	33.3	128.9	109.3	72.6	NM	(381.0)	344.1	NM
Less: Net loss (income) attributable to noncontrolling interests	(0.2)	(0.5)	(0.7)	(0.7)	(0.2)	0%	(1.7)	(2.1)	24%

Net (loss) income attributable to OneBeacon’s shareholders	(171.9)	32.8	128.2	108.6	72.4	NM	(382.7)	342.0	NM
Other comprehensive income (loss) [1] [3]	(26.3)	1.1	6.2	0.2	11.3	NM	(25.5)	18.8	NM

Comprehensive net (loss) income attributable to OneBeacon’s shareholders	$(198.2)	$33.9	$134.4	$108.8	$83.7	NM	$(408.2)	$360.8	NM

[1] The year ended December 31, 2009 includes $7.4 million pre-tax expense resulting from the settlement of the Company’s interest rate swap related to the mortgage note within net other revenues. Included in change in other comprehensive income and loss items for the year ended December 31, 2009 is a $4.8 million after tax ($7.4 million pre-tax) increase resulting from the settlement of the interest rate swap.

[2] The three months and year ended December 31, 2009 include a tax benefit of $15.5 million relating to the settlement of the federal income tax examination of OneBeacon’s U.S. income tax returns for 2003 and 2004.

[3] The three months and year ended December 31, 2009 include the impact of an $11.4 million after tax and a $12.1 million after tax increase, respectively, in OneBeacon’s pension plans primarily related to an increase in the overfunded status of OneBeacon’s qualified pension plan driven by investment results. The year ended December 31, 2009 also includes the impact of a $6.8 million after tax increase in OneBeacon’s interest rate swap related to the mortgage note. The three months and year ended December 31, 2008 include the impact of a $20.6 million after tax and $19.5 million after tax decrease, respectively, in OneBeacon’s pension plans primarily related to a decrease in the overfunded status of OneBeacon’s qualified pension plan driven by investment results. The three months and year ended December 31, 2008 also include the impact of a $5.1 million after tax and $5.7 million after tax decrease, respectively, in OneBeacon’s interest rate swap related to the mortgage note.

OneBeacon Insurance Group, Ltd.

Consolidating Statements of Operations

Twelve Months Ended December 31, 2008 and 2009

($ in millions)

	Insurance Operations		Other Operations		Consolidated
	2008	2009	2008	2009	2008	2009

Earned premiums	$1,879.0	$1,959.5	$—	$—	$1,879.0	$1,959.5
Net investment income (expense)	152.8	127.4	11.6	(1.9)	164.4	125.5
Net realized and unrealized investment (losses) gains	(760.5)	250.7	(3.1)	(2.1)	(763.6)	248.6
Net other revenues	14.0	41.0	(0.2)	3.7	13.8	44.7
Total revenues	1,285.3	2,378.6	8.3	(0.3)	1,293.6	2,378.3

Loss and LAE	1,126.2	1,121.9	—	—	1,126.2	1,121.9
Policy acquisition expenses	368.3	398.3	—	—	368.3	398.3
Other underwriting expenses	290.8	330.0	—	—	290.8	330.0
General and administrative expenses	10.5	16.9	8.1	9.2	18.6	26.1
Accretion of fair value adjustment to loss and LAE reserves	—	—	12.0	5.4	12.0	5.4
Interest expense on debt	3.5	1.5	41.4	38.2	44.9	39.7
Interest expense - dividends and accretion on preferred stock	—	—	33.4	—	33.4	—
Total expenses	1,799.3	1,868.6	94.9	52.8	1,894.2	1,921.4

Pre-tax (loss) income [1]	$(514.0)	$510.0	$(86.6)	$(53.1)	$(600.6)	$456.9

[1] Includes income from noncontrolling interests.

OneBeacon Insurance Group, Ltd.

Consolidating Statements of Operations

Three Months Ended December 31, 2008 and 2009

($ in millions)

	Insurance Operations		Other Operations		Consolidated
	2008	2009	2008	2009	2008	2009

Earned premiums	$488.7	$488.7	$—	$—	$488.7	$488.7
Net investment income (expense)	26.1	33.9	0.5	(0.8)	26.6	33.1
Net realized and unrealized investment (losses) gains	(349.7)	11.2	—	(1.7)	(349.7)	9.5
Net other revenues	4.1	28.9	(0.9)	(0.4)	3.2	28.5
Total revenues	169.2	562.7	(0.4)	(2.9)	168.8	559.8

Loss and LAE	247.5	260.0	—	—	247.5	260.0
Policy acquisition expenses	106.7	104.0	—	—	106.7	104.0
Other underwriting expenses	67.2	93.6	—	—	67.2	93.6
General and administrative expenses	3.0	4.1	1.1	3.1	4.1	7.2
Accretion of fair value adjustment to loss and LAE reserves	—	—	3.0	1.3	3.0	1.3
Interest expense on debt	0.8	0.1	10.2	9.5	11.0	9.6
Interest expense - dividends and accretion on preferred stock	—	—	—	—	—	—
Total expenses	425.2	461.8	14.3	13.9	439.5	475.7

Pre-tax (loss) income [1]	$(256.0)	$100.9	$(14.7)	$(16.8)	$(270.7)	$84.1

[1] Includes income/loss from noncontrolling interests.

OneBeacon Insurance Group, Ltd.

Comprehensive Net (Loss) Income, Net (Loss) Income and Operating Income

(in millions, except per share amounts)

	Three Months Ended					Twelve Months Ended
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Dec 31,
	2008	2009	2009	2009	2009	2008	2009

Comprehensive net (loss) income attributable to OneBeacon’s shareholders	$(198.2)	$33.9	$134.4	$108.8	$83.7	$(408.2)	$360.8
Adjusting items [1]	—	—	—	—	—	29.4	—
Adjusted comprehensive net (loss) income	$(198.2)	$33.9	$134.4	$108.8	$83.7	$(378.8)	$360.8

Net (loss) income attributable to OneBeacon’s shareholders	$(171.9)	$32.8	$128.2	$108.6	$72.4	$(382.7)	$342.0
Adjusting items [1]	—	—	—	—	—	29.4	—
Adjusted net (loss) income	$(171.9)	$32.8	$128.2	$108.6	$72.4	$(353.3)	$342.0

Weighted average common shares outstanding [2]	95.1	95.1	95.1	95.1	95.1	95.9	95.1

Net (loss) income attributable to OneBeacon’s shareholders per share	$(1.81)	$0.34	$1.35	$1.14	$0.76	$(3.99)	$3.60

Adjusted net (loss) income per share	$(1.81)	$0.34	$1.35	$1.14	$0.76	$(3.68)	$3.60

Net (loss) income attributable to OneBeacon’s shareholders	$(171.9)	$32.8	$128.2	$108.6	$72.4	$(382.7)	$342.0
Less:
Net realized and unrealized investment gains and losses	349.7	5.9	(127.4)	(117.6)	(9.5)	763.6	(248.6)
Tax effect on net realized and unrealized investment gains and losses	(122.4)	(2.1)	44.6	41.2	3.3	(267.2)	87.0
Operating income	$55.4	$36.6	$45.4	$32.2	$66.2	$113.7	$180.4
Adjusting items [1]	—	—	—	—	—	29.4	—
Adjusted operating income	$55.4	$36.6	$45.4	$32.2	$66.2	$143.1	$180.4

Weighted average common shares outstanding [2]	95.1	95.1	95.1	95.1	95.1	95.9	95.1

Operating income per share	$0.58	$0.38	$0.48	$0.34	$0.70	$1.19	$1.90

Adjusted operating income per share	$0.58	$0.38	$0.48	$0.34	$0.70	$1.49	$1.90

[1] Adjustment to exclude the impact of economically defeasing the Company’s mandatorily redeemable preferred stock which was redeemed in May 2008, as illustrated below.

						Twelve Months Ended
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Dec 31,
	2008	2009	2009	2009	2009	2008	2009

Adjusting items:
Dividends on preferred stock	$—	$—	$—	$—	$—	$11.8	$—
Accretion on preferred stock	—	—	—	—	—	21.6	—
Earnings on defeasance, net of tax	—	—	—	—	—	(4.0)	—
Total adjusting items	$—	$—	$—	$—	$—	$29.4	$—

[2] Includes the impact of repurchases of Class A common shares made through the Company’s share repurchase program which commenced in the third quarter of 2007.

OneBeacon Insurance Group, Ltd.

Consolidated Balance Sheets

As of December 31, 2008 and 2009

($ in millions)

	As of
	Dec 31, 2008	Dec 31, 2009	% Change

Assets
Investment securities, at fair value:
Fixed maturity investments	$2,134.8	$2,994.3	40%
Common equity securities	276.7	187.6	-32%
Convertible bonds	241.2	170.2	-29%
Short-term investments	962.2	544.4	-43%
Other investments	196.6	146.3	-26%
Total investments	3,811.5	4,042.8	6%

Cash	53.0	44.8	-15%
Reinsurance recoverable on paid and unpaid losses	2,525.0	2,208.8	-13%
Premiums receivable	527.6	469.1	-11%
Securities lending collateral [1]	100.7	—	-100%
Deferred acquisition costs	225.5	215.0	-5%
Ceded unearned premiums	66.5	49.9	-25%
Investment income accrued	25.7	29.4	14%
Other assets	605.3	472.2	-22%
Total assets	$7,940.8	$7,532.0	-5%

Liabilities
Loss and LAE reserves	4,294.0	3,934.8	-8%
Unearned premiums	1,088.2	1,018.3	-6%
Debt	731.9	620.5	-15%
Securities lending payable [2]	107.7	1.7	-98%
Ceded reinsurance payable	70.5	24.7	-65%
Other liabilities	476.2	483.9	2%
Total liabilities	6,768.5	6,083.9	-10%

Shareholders’ equity and noncontrolling interests
OneBeacon’s shareholders’ equity:
Common shares and paid-in surplus [3]	1,016.7	1,009.7	-1%
Retained earnings [3]	163.4	425.5	160%
Accumulated other comprehensive loss, after tax:
Net unrealized foreign currency translation losses	(0.6)	(0.7)	17%
Other comprehensive income and loss items [4]	(24.4)	(5.5)	-77%
Total OneBeacon’s shareholders’ equity	1,155.1	1,429.0	24%
Total noncontrolling interests	17.2	19.1	11%
Total OneBeacon’s shareholders’ equity and noncontrolling interests	1,172.3	1,448.1	24%

Total liabilities, OneBeacon’s shareholders’ equity and noncontrolling interests	$7,940.8	$7,532.0	-5%

[1] In February 2009, the Company amended its securities lending program, giving it more control over the assets held in the securities lending collateral account.  As a result, these assets are now included within the Company’s investments.

[2] In June 2009, the Company settled substantially all of the outstanding payables under its securities lending program thereby reducing this liability.

[3] In the fourth quarter of 2009, a settlement was reached with the Internal Revenue Service relating to the examination of OneBeacon’s U.S. income tax returns for 2003 and 2004. As a result of the settlement, 2009 results include a tax benefit in the statement of operations of $15.5 million offset by a capital distribution of $8.4 million reflected in shareholders’ equity. The net effect of the settlement resulted in an increase to book value of $7.1 million.

[4] Other comprehensive income and loss items include the impact of changes in OneBeacon’s pension plans primarily related to changes in the overfunded status of OneBeacon’s qualified pension plan driven by investment results and also changes in OneBeacon’s interest rate swap related to the mortgage note.

OneBeacon Insurance Group, Ltd.

Computation of Return on Equity Measures

($ in millions)

			Twelve Months
			Ended
			Dec 31, 2009
Numerator:
[A] Comprehensive net income (see p. 5)			$360.8

[B] Operating income (see p. 5)			$180.4

	As of	As of
	Dec 31, 2008	Dec 31, 2009	Average
Denominator:
[C] OneBeacon’s shareholders’ equity	$1,155.1	$1,429.0	$1,292.1

Less:
AOCI at January 1, 2008	(181.1)	(181.1)
Change in OCI/L and net unrealized investment gains and losses recognized during the year ended December 31, 2008, after tax [1]	—	314.6
Change in net unrealized investment gains and losses [2]	444.7	(269.1)
Tax effect on change in net unrealized investment gains and losses	(155.6)	94.2
Change in OCI/L during the period, after tax	25.5	(18.8)

[D] Adjusted OneBeacon’s shareholders’ equity excluding change in net unrealized investment gains and losses, after tax, and AOCI/L	$1,288.6	$1,368.8	$1,328.7

Returns:
Comprehensive return on average OneBeacon’s shareholders’ equity [ A / C]			27.9%

Operating return on average adjusted OneBeacon’s shareholders’ equity excluding change in net unrealized investment gains and losses, after tax, and AOCI/L [ B / D]			13.6%

[1]   The components of the change in OCI/L and net unrealized investment gains and losses recognized during the year ended December 31, 2008 are as illustrated below:

Change in net unrealized investment gains and losses during the year ended December 31, 2008 [2]	444.7
Tax effect on change in net unrealized investment gains and losses	(155.6)
Change in OCI/L during the year ended December 31, 2008 excluding the adjustment to adopt SFAS 159, after-tax	$25.5
$314.6

[2]   Change in net unrealized investment gains and losses is a component of net realized and unrealized investment (losses) gains as presented in the Company’s Statements of Operations and Comprehensive (Loss) Income.

OneBeacon Insurance Group, Ltd.

Book Value Per Share

(in millions, except per share amounts)

	As of	As of
	Dec 31, 2008	Dec 31, 2009
Numerator:
OneBeacon’s shareholders’ equity	$1,155.1	$1,429.0

Denominator:
Common shares outstanding	95.1	95.1

Book value per share	$12.15	$15.03

Book value per share, including dividends [1]		$15.87

[1] Includes dividends of $0.84 per share (a quarterly dividend of $0.21 per share).

OneBeacon Insurance Group, Ltd.

Capital Structure

($ in millions)

	As of
	Dec 31, 2008	Dec 31, 2009

Debt (including current portion):
Senior notes [1]	$675.1	$606.5
Other debt [2]	56.8	14.0
Total debt	731.9	620.5

OneBeacon’s shareholders’ equity	1,155.1	1,429.0

Total capitalization	$1,887.0	$2,049.5

Ratio of debt to total capital	38.8%	30.3%

[1] In 2009, the Company purchased $68.9 million of the Senior notes.

[2] In 2009, the Company repaid its mortgage note on its U.S. headquarters of $40.6 million in its entirety.

OneBeacon Insurance Group, Ltd.

Interest Coverage

($ in millions)

		Twelve Months Ended
		Dec 31,		Dec 31,
		2008		2009

	Pre-tax (loss) income [1]	$(600.6)		$456.9
	Less:
	Net realized and unrealized investment losses (gains)	763.6		(248.6)
	Interest expense on debt	44.9		39.7
	Pre-tax operating income before interest expense on debt	$207.9		$248.0
	Adjusting items [2]	27.2		—
[A]	Adjusted pre-tax operating income before interest expense on debt	$235.1		$248.0

[B]	Interest expense on debt	$44.9		$39.7

	Interest coverage [A/B]	5.2	x	6.2	x

[1] Includes income from noncontrolling interests.
[2] Adjustment to exclude the impact of economically defeasing the Company’s mandatorily redeemable preferred stock, as illustrated below.

	Twelve Months Ended
	Dec 31,	Dec 31,
	2008	2009
Adjusting items:
Dividends on preferred stock	$11.8	$—
Accretion on preferred stock	21.6	—
Pre-tax earnings on defeasance	(6.2)	—
Total adjusting items	$27.2	$—

OneBeacon Insurance Group, Ltd.

Insurance Operations - Pre-Tax (Loss) Income

($ in millions)

	Three Months Ended					Year Over	Twelve Months Ended
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Year 3 Mo	Dec 31,
	2008	2009	2009	2009	2009	% Change	2008	2009	% Change

Net written premiums	$473.7	$469.4	$497.9	$503.9	$435.5	-8%	$1,963.1	$1,906.7	-3%

Earned premiums	488.7	487.8	490.2	492.8	488.7	0%	1,879.0	1,959.5	4%
Net investment income	26.1	21.6	36.3	35.6	33.9	30%	152.8	127.4	-17%
Net realized and unrealized investment (losses) gains	(349.7)	(5.9)	127.3	118.1	11.2	NM	(760.5)	250.7	NM
Net other revenues (expenses)	4.1	7.3	(0.3)	5.1	28.9	NM	14.0	41.0	NM
Total revenues	169.2	510.8	653.5	651.6	562.7	NM	1,285.3	2,378.6	85%

Loss and LAE
Current year	276.5	302.8	293.5	318.9	290.1	5%	1,188.2	1,205.3	1%
Prior year	(29.0)	(14.8)	(17.8)	(20.7)	(30.1)	4%	(62.0)	(83.4)	35%
Total loss and LAE	247.5	288.0	275.7	298.2	260.0	5%	1,126.2	1,121.9	0%

Policy acquisition expenses	106.7	95.9	97.0	101.4	104.0	-3%	368.3	398.3	8%
Other underwriting expenses	67.2	72.7	84.3	79.4	93.6	39%	290.8	330.0	13%
General and administrative expenses	3.0	4.0	4.6	4.2	4.1	37%	10.5	16.9	61%
Interest expense on debt	0.8	0.8	0.4	0.2	0.1	-88%	3.5	1.5	-57%
Total expenses	425.2	461.4	462.0	483.4	461.8	9%	1,799.3	1,868.6	4%

Pre-tax (loss) income [1]	$(256.0)	$49.4	$191.5	$168.2	$100.9	NM	$(514.0)	$510.0	NM

[1] Includes income/loss from noncontrolling interests.

OneBeacon Insurance Group, Ltd.

Insurance Operations - Underwriting Results

($ in millions)

	Three Months Ended					Year Over	Twelve Months Ended
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Year 3 Mo	Dec 31,
	2008	2009	2009	2009	2009	% Change	2008	2009	% Change

Net written premiums	$473.7	$469.4	$497.9	$503.9	$435.5	-8%	$1,963.1	$1,906.7	-3%
Earned premiums	488.7	487.8	490.2	492.8	488.7	0%	1,879.0	1,959.5	4%

Loss and LAE
Current year	276.5	302.8	293.5	318.9	290.1	5%	1,188.2	1,205.3	1%
Prior year	(29.0)	(14.8)	(17.8)	(20.7)	(30.1)	4%	(62.0)	(83.4)	35%
Total loss and LAE	247.5	288.0	275.7	298.2	260.0	5%	1,126.2	1,121.9	0%

Policy acquisition expenses	106.7	95.9	97.0	101.4	104.0	-3%	368.3	398.3	8%
Other underwriting expenses	67.2	72.7	84.3	79.4	93.6	39%	290.8	330.0	13%
Total expenses	173.9	168.6	181.3	180.8	197.6	14%	659.1	728.3	10%

Underwriting income / (loss)	$67.3	$31.2	$33.2	$13.8	$31.1	-54%	$93.7	$109.3	17%

GAAP ratios						Point Change			Point Change
Loss and LAE
Current year:
Non-cat loss and LAE incurred CAY	55.2%	61.5%	59.1%	61.1%	59.4%	(4.2)	60.1%	60.4%	(0.3)
Cat loss and LAE incurred CAY	1.3%	0.5%	0.7%	3.6%	0.0%	1.3	3.1%	1.2%	1.9
Total loss and LAE CAY	56.5%	62.0%	59.8%	64.7%	59.4%	(2.9)	63.2%	61.6%	1.6
Prior year:
Non-cat loss and LAE incurred PAY	-6.0%	-2.6%	-3.5%	-3.1%	-6.0%	0.0	-3.0%	-3.8%	0.8
Cat loss and LAE incurred PAY	0.1%	-0.4%	-0.1%	-1.1%	-0.2%	0.3	-0.3%	-0.5%	0.2
Total loss and LAE PAY	-5.9%	-3.0%	-3.6%	-4.2%	-6.2%	0.3	-3.3%	-4.3%	1.0
Total loss and LAE	50.6%	59.0%	56.2%	60.5%	53.2%	(2.6)	59.9%	57.3%	2.6

Policy acquisition expenses	21.8%	19.7%	19.8%	20.6%	21.3%	0.5	19.6%	20.3%	(0.7)
Other underwriting expenses	13.8%	14.9%	17.2%	16.1%	19.1%	(5.3)	15.5%	16.8%	(1.3)
Total expenses	35.6%	34.6%	37.0%	36.7%	40.4%	(4.8)	35.1%	37.1%	(2.0)

GAAP combined ratio	86.2%	93.6%	93.2%	97.2%	93.6%	(7.4)	95.0%	94.4%	0.6

Combined ratio before catastrophes	84.8%	93.5%	92.6%	94.7%	93.8%	(9.0)	92.2%	93.7%	(1.5)

Combined ratio before catastrophes and prior year development	90.8%	96.1%	96.1%	97.8%	99.8%	(9.0)	95.2%	97.5%	(2.3)

Long-term incentive compensation (LTIP) expense	-0.5%	0.5%	2.5%	2.1%	3.3%	(3.8)	0.7%	2.1%	(1.4)

Combined ratio before catastrophes, prior year development and LTIP expense	91.3%	95.6%	93.6%	95.7%	96.5%	(5.2)	94.5%	95.4%	(0.9)

OneBeacon Insurance Group, Ltd.

Insurance Operations Underwriting Results - by Unit

For the Twelve Months Ended December 31, 2009

($ in millions)

	Specialty	Personal		Insurance
	Lines [1]	Lines	Run-off [2]	Operations

Net written premiums	$946.2	$508.7	$451.8	$1,906.7
Earned premiums	917.9	567.9	473.7	1,959.5

Loss and LAE
Current year	487.3	385.9	332.1	1,205.3
Prior year	(84.4)	43.6	(42.6)	(83.4)
Total loss and LAE	402.9	429.5	289.5	1,121.9

Policy acquisition expenses	212.0	94.5	91.8	398.3
Other underwriting expenses	151.4	83.2	95.4	330.0
Total expenses	363.4	177.7	187.2	728.3

Underwriting income / (loss)	$151.6	$(39.3)	$(3.0)	$109.3

GAAP ratios
Loss and LAE
Current year
Non-cat loss and LAE incurred CAY	51.5%	67.9%	68.3%	60.4%
Cat loss and LAE incurred CAY	1.6%	0.1%	1.8%	1.2%
Total loss and LAE CAY	53.1%	68.0%	70.1%	61.6%
Prior year
Non-cat loss and LAE incurred PAY	-8.6%	7.9%	-8.6%	-3.8%
Cat loss and LAE incurred PAY	-0.6%	-0.2%	-0.4%	-0.5%
Total loss and LAE PAY	-9.2%	7.7%	-9.0%	-4.3%
Total loss and LAE	43.9%	75.7%	61.1%	57.3%

Policy acquisition expenses	23.1%	16.6%	19.4%	20.3%
Other underwriting expenses	16.5%	14.6%	20.2%	16.8%
Total expenses	39.6%	31.2%	39.6%	37.1%

GAAP combined ratio	83.5%	106.9%	100.7%	94.4%

Combined ratio before catastrophes	82.5%	107.0%	99.3%	93.7%

Combined ratio before catastrophes and prior year development	91.1%	99.1%	107.9%	97.5%

Long-term incentive compensation (LTIP) expense	2.2%	1.2%	3.0%	2.1%

Combined ratio before catastrophes, prior year development and LTIP expense	88.9%	97.9%	104.9%	95.4%

[1] Specialty lines includes Technology, Financial Services, OneBeacon Specialty Property and Property and Inland Marine segmented commercial businesses which were formerly reported in commercial lines.

[2] Run-off includes non-specialty commercial lines business subject to the renewal rights agreement with The Hanover and other run-off business.

OneBeacon Insurance Group, Ltd.

Insurance Operations Underwriting Results - by Unit

For the Three Months Ended December 31, 2009

($ in millions)

	Specialty	Personal		Insurance
	Lines [1]	Lines	Run-off [2]	Operations

Net written premiums	$222.2	$110.8	$102.5	$435.5
Earned premiums	244.0	131.1	113.6	488.7

Loss and LAE
Current year	125.9	91.2	73.0	290.1
Prior year	(18.2)	10.0	(21.9)	(30.1)
Total loss and LAE	107.7	101.2	51.1	260.0

Policy acquisition expenses	59.1	22.3	22.6	104.0
Other underwriting expenses	43.0	20.5	30.1	93.6
Total expenses	102.1	42.8	52.7	197.6

Underwriting income / (loss)	$34.2	$(12.9)	$9.8	$31.1

GAAP ratios
Loss and LAE
Current year
Non-cat loss and LAE incurred CAY	51.5%	69.5%	64.3%	59.4%
Cat loss and LAE incurred CAY	0.1%	0.1%	-0.1%	0.0%
Total loss and LAE CAY	51.6%	69.6%	64.2%	59.4%
Prior year
Non-cat loss and LAE incurred PAY	-7.4%	8.0%	-19.1%	-6.0%
Cat loss and LAE incurred PAY	-0.1%	-0.3%	-0.2%	-0.2%
Total loss and LAE PAY	-7.5%	7.7%	-19.3%	-6.2%
Total loss and LAE	44.1%	77.3%	44.9%	53.2%

Policy acquisition expenses	24.2%	17.0%	19.8%	21.3%
Other underwriting expenses	17.6%	15.7%	26.4%	19.1%
Total expenses	41.8%	32.7%	46.2%	40.4%

GAAP combined ratio	85.9%	110.0%	91.1%	93.6%

Combined ratio before catastrophes	85.9%	110.2%	91.4%	93.8%

Combined ratio before catastrophes and prior year development	93.3%	102.2%	110.5%	99.8%

Long-term incentive compensation (LTIP) expense	3.0%	2.2%	5.3%	3.3%

Combined ratio before catastrophes, prior year development and LTIP expense	90.3%	100.0%	105.2%	96.5%

[1] Specialty lines includes Technology, Financial Services, OneBeacon Specialty Property and Property and Inland Marine segmented commercial businesses which were formerly reported in commercial lines.

[2] Run-off includes non-specialty commercial lines business subject to the renewal rights agreement with The Hanover and other run-off business.

OneBeacon Insurance Group, Ltd.

Specialty Lines - Underwriting Results [1]

($ in millions)

	Three Months Ended					Year Over	Twelve Months Ended
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Year 3 Mo	Dec 31,
	2008	2009	2009	2009	2009	% Change	2008	2009	% Change

Net written premiums	$213.7	$229.5	$233.6	$260.9	$222.2	4%	$836.9	$946.2	13%
Earned premiums	206.8	215.7	224.3	233.9	244.0	18%	730.0	917.9	26%

Loss and LAE
Current year	108.6	103.3	119.0	139.1	125.9	16%	414.2	487.3	18%
Prior year	(21.7)	(33.3)	(16.7)	(16.2)	(18.2)	-16%	(62.7)	(84.4)	35%
Total loss and LAE	86.9	70.0	102.3	122.9	107.7	24%	351.5	402.9	15%

Policy acquisition expenses	49.9	49.2	48.8	54.9	59.1	18%	150.0	212.0	41%
Other underwriting expenses	28.8	33.8	38.3	36.3	43.0	50%	118.9	151.4	27%
Total expenses	78.7	83.0	87.1	91.2	102.1	30%	268.9	363.4	35%

Underwriting income	$41.2	$62.7	$34.9	$19.8	$34.2	-17%	$109.6	$151.6	38%

GAAP ratios						Point Change			Point Change
Loss and LAE
Current year
Non-cat loss and LAE incurred CAY	51.6%	47.2%	51.9%	54.9%	51.5%	0.1	54.2%	51.5%	2.7
Cat loss and LAE incurred CAY	0.9%	0.6%	1.1%	4.6%	0.1%	0.8	2.6%	1.6%	1.0
Total loss and LAE CAY	52.5%	47.8%	53.0%	59.5%	51.6%	0.9	56.8%	53.1%	3.7
Prior year
Non-cat loss and LAE incurred PAY	-10.5%	-14.4%	-7.1%	-5.8%	-7.4%	(3.1)	-7.9%	-8.6%	0.7
Cat loss and LAE incurred PAY	0.0%	-1.0%	-0.3%	-1.1%	-0.1%	0.1	-0.6%	-0.6%	—
Total loss and LAE PAY	-10.5%	-15.4%	-7.4%	-6.9%	-7.5%	(3.0)	-8.5%	-9.2%	0.7
Total loss and LAE	42.0%	32.4%	45.6%	52.6%	44.1%	(2.1)	48.3%	43.9%	4.4

Policy acquisition expenses	24.1%	22.8%	21.8%	23.5%	24.2%	(0.1)	20.6%	23.1%	(2.5)
Other underwriting expenses	13.9%	15.7%	17.1%	15.6%	17.6%	(3.7)	16.2%	16.5%	(0.3)
Total expenses	38.0%	38.5%	38.9%	39.1%	41.8%	(3.8)	36.8%	39.6%	(2.8)

GAAP combined ratio	80.0%	70.9%	84.5%	91.7%	85.9%	(5.9)	85.1%	83.5%	1.6

Combined ratio before catastrophes	79.1%	71.3%	83.7%	88.2%	85.9%	(6.8)	83.1%	82.5%	0.6

Combined ratio before catastrophes and prior year development	89.6%	85.7%	90.8%	94.0%	93.3%	(3.7)	91.0%	91.1%	(0.1)

Long-term incentive compensation (LTIP) expense	-0.2%	0.8%	2.8%	2.1%	3.0%	(3.2)	1.0%	2.2%	(1.2)

Combined ratio before catastrophes, prior year development and LTIP expense	89.8%	84.9%	88.0%	91.9%	90.3%	(0.5)	90.0%	88.9%	1.1

[1] Specialty lines includes Technology, Financial Services, OneBeacon Specialty Property and Property and Inland Marine segmented commercial businesses which were formerly reported in commercial lines. Prior periods have been reclassified to conform to the current presentation.

OneBeacon Insurance Group, Ltd.

Specialty Lines - Premiums

($ in millions)

	Three Months Ended					Year Over	Twelve Months Ended
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Year 3 Mo	Dec 31,
	2008	2009	2009	2009	2009	% Change	2008	2009	% Change
Net written premiums

OBPI	$68.7	$78.5	$54.2	$62.2	$72.0	5%	$239.9	$266.9	11%
IMU	34.8	32.8	42.4	33.8	26.5	-24%	157.0	135.5	-14%
Collector Cars and Boats	27.1	28.0	46.4	42.1	28.3	4%	110.0	144.8	32%
Other Specialty [1]	83.1	90.2	90.6	122.8	95.4	15%	330.0	399.0	21%
Total	$213.7	$229.5	$233.6	$260.9	$222.2	4%	$836.9	$946.2	13%

Earned premiums

OBPI	$57.1	$59.6	$62.4	$66.4	$71.8	26%	$217.0	$260.2	20%
IMU	41.9	38.1	35.5	36.5	35.4	-16%	159.3	145.5	-9%
Collector Cars and Boats	25.0	30.5	34.7	35.8	36.0	44%	47.1	137.0	NM
Other Specialty [1]	82.8	87.5	91.7	95.2	100.8	22%	306.6	375.2	22%
Total	$206.8	$215.7	$224.3	$233.9	$244.0	18%	$730.0	$917.9	26%

[1] Other Specialty includes Entertainment Brokers International Services, Specialty Accident and Health, OneBeacon Government Risks, OneBeacon Energy Group, A.W.G. Dewar (tuition refund), Technology, Financial Services, OneBeacon Specialty Property and Property and Inland Marine.  No individual business included in Other Specialty generated greater than $85 million in annual net written premiums or net earned premiums.

OneBeacon Insurance Group, Ltd.

Personal Lines - Underwriting Results

($ in millions)

	Three Months Ended					Year Over	Twelve Months Ended
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Year 3 Mo	Dec 31,
	2008	2009	2009	2009	2009	% Change	2008	2009	% Change

Net written premiums	$141.7	$131.7	$137.9	$128.3	$110.8	-22%	$618.7	$508.7	-18%
Earned premiums	155.5	150.2	146.1	140.5	131.1	-16%	640.8	567.9	-11%

Loss and LAE
Current year	95.7	105.7	91.3	97.8	91.2	-5%	402.7	385.9	-4%
Prior year	0.3	28.5	6.0	(1.0)	10.0	NM	7.7	43.6	NM
Total loss and LAE	96.0	134.2	97.3	96.8	101.2	5%	410.4	429.5	5%

Policy acquisition expenses	31.9	22.8	25.4	24.0	22.3	-30%	121.5	94.5	-22%
Other underwriting expenses	18.1	18.9	22.1	21.6	20.5	13%	83.2	83.2	0%
Total expenses	50.0	41.7	47.5	45.6	42.8	-14%	204.7	177.7	-13%

Underwriting income / (loss)	$9.5	$(25.7)	$1.3	$(1.9)	$(12.9)	NM	$25.7	$(39.3)	NM

GAAP ratios						Point Change			Point Change
Loss and LAE
Current year:
Non-cat loss and LAE incurred CAY	60.3%	70.4%	62.5%	69.3%	69.5%	(9.2)	61.7%	67.9%	(6.2)
Cat loss and LAE incurred CAY	1.3%	0.0%	0.0%	0.3%	0.1%	1.2	1.1%	0.1%	1.0
Total loss and LAE CAY	61.6%	70.4%	62.5%	69.6%	69.6%	(8.0)	62.8%	68.0%	(5.2)
Prior year
Non-cat loss and LAE incurred PAY	0.2%	18.9%	4.1%	-0.1%	8.0%	(7.8)	1.2%	7.9%	(6.7)
Cat loss and LAE incurred PAY	0.0%	0.1%	0.0%	-0.6%	-0.3%	0.3	0.0%	-0.2%	0.2
Total loss and LAE PAY	0.2%	19.0%	4.1%	-0.7%	7.7%	(7.5)	1.2%	7.7%	(6.5)
Total loss and LAE	61.8%	89.4%	66.6%	68.9%	77.3%	(15.5)	64.0%	75.7%	(11.7)

Policy acquisition expenses	20.5%	15.2%	17.4%	17.1%	17.0%	3.5	19.0%	16.6%	2.4
Other underwriting expenses	11.7%	12.5%	15.1%	15.4%	15.7%	(4.0)	12.9%	14.6%	(1.7)
Total expenses	32.2%	27.7%	32.5%	32.5%	32.7%	(0.5)	31.9%	31.2%	0.7

GAAP combined ratio	94.0%	117.1%	99.1%	101.4%	110.0%	(16.0)	95.9%	106.9%	(11.0)

Combined ratio before catastrophes	92.7%	117.0%	99.1%	101.7%	110.2%	(17.5)	94.8%	107.0%	(12.1)

Combined ratio before catastrophes and prior year development	92.5%	98.1%	95.0%	101.8%	102.2%	(9.7)	93.6%	99.1%	(5.5)

Long-term incentive compensation (LTIP) expense	-0.5%	0.2%	1.1%	1.5%	2.2%	(2.7)	0.4%	1.2%	(0.8)

Combined ratio before catastrophes, prior year development and LTIP expense	93.0%	97.9%	93.9%	100.3%	100.0%	(7.1)	93.2%	97.9%	(4.8)

OneBeacon Insurance Group, Ltd.

Personal Lines - Premiums

($ in millions)

	Three Months Ended					Year Over	Twelve Months Ended
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Year 3 Mo	Dec 31,
	2008	2009	2009	2009	2009	% Change	2008	2009	% Change
Net written premiums

Traditional personal lines excluding reciprocals	$64.3	$54.5	$62.3	$59.0	$49.7	-23%	$296.4	$225.5	-24%
Reciprocals	54.0	46.5	53.4	50.2	44.3	-18%	203.2	194.4	-4%
Sub-total traditional personal lines	118.3	101.0	115.7	109.2	94.0	-21%	499.6	419.9	-16%
AutoOne	23.7	30.7	22.1	19.2	16.9	-29%	119.9	88.9	-26%
Total [1]	$141.7	$131.7	$137.9	$128.3	$110.8	-22%	$618.7	$508.7	-18%

Earned premiums

Traditional personal lines excluding reciprocals	$77.5	$69.9	$67.7	$63.4	$59.2	-24%	$321.3	$260.2	-19%
Reciprocals	49.9	51.3	52.1	53.2	50.4	1%	197.4	207.0	5%
Sub-total traditional personal lines	127.4	121.2	119.8	116.6	109.6	-14%	518.7	467.2	-10%
AutoOne	28.7	29.5	26.5	24.2	21.7	-24%	123.6	101.9	-18%
Total [1]	$155.5	$150.2	$146.1	$140.5	$131.1	-16%	$640.8	$567.9	-11%

[1] Includes income statement elimination between traditional personal lines and AutoOne.

OneBeacon Insurance Group, Ltd.

Run-off - Underwriting Results [1]

($ in millions)

	Three Months Ended					Year Over	Twelve Months Ended
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Year 3 Mo	Dec 31,
	2008	2009	2009	2009	2009	% Change	2008	2009	% Change
Net written premiums	$118.3	$108.2	$126.4	$114.7	$102.5	-13%	$507.5	$451.8	-11%
Earned premiums	126.4	121.9	119.8	118.4	113.6	-10%	508.2	473.7	-7%

Loss and LAE
Current year	72.2	93.8	83.4	81.9	73.0	1%	371.2	332.1	-11%
Prior year	(7.7)	(10.0)	(7.2)	(3.5)	(21.9)	NM	(7.0)	(42.6)	NM
Total loss and LAE	64.5	83.8	76.2	78.4	51.1	-21%	364.2	289.5	-21%

Policy acquisition expenses	24.9	23.9	22.8	22.5	22.6	-9%	96.8	91.8	-5%
Other underwriting expenses	20.4	20.1	23.7	21.5	30.1	48%	88.8	95.4	7%
Total expenses	45.3	44.0	46.5	44.0	52.7	16%	185.6	187.2	1%

Underwriting income / (loss)	$16.6	$(5.9)	$(2.9)	$(4.0)	$9.8	-41%	$(41.6)	$(3.0)	NM

GAAP ratios						Point Change			Point Change
Loss and LAE
Current year
Non-cat loss and LAE incurred CAY	55.1%	75.8%	68.8%	64.0%	64.3%	(9.2)	66.8%	68.3%	(1.5)
Cat loss and LAE incurred CAY	2.0%	1.2%	0.8%	5.3%	-0.1%	2.1	6.3%	1.8%	4.5
Total loss and LAE CAY	57.1%	77.0%	69.6%	69.3%	64.2%	(7.1)	73.1%	70.1%	3.0
Prior year
Non-cat loss and LAE incurred PAY	-6.3%	-8.2%	-6.1%	-1.2%	-19.1%	12.8	-1.2%	-8.6%	7.4
Cat loss and LAE incurred PAY	0.2%	0.0%	0.2%	-1.8%	-0.2%	0.4	-0.2%	-0.4%	0.2
Total loss and LAE PAY	-6.1%	-8.2%	-5.9%	-3.0%	-19.3%	13.2	-1.4%	-9.0%	7.6
Total loss and LAE	51.0%	68.8%	63.7%	66.3%	44.9%	6.1	71.7%	61.1%	10.6

Policy acquisition expenses	19.7%	19.6%	19.0%	19.0%	19.8%	(0.1)	19.1%	19.4%	(0.3)
Other underwriting expenses	16.1%	16.5%	19.8%	18.1%	26.4%	(10.3)	17.5%	20.2%	(2.7)
Total expenses	35.8%	36.1%	38.8%	37.1%	46.2%	(10.4)	36.6%	39.6%	(3.0)

GAAP combined ratio	86.8%	104.9%	102.5%	103.4%	91.1%	(4.3)	108.3%	100.7%	7.6

Combined ratio before catastrophes	84.6%	103.7%	101.5%	99.9%	91.4%	(6.7)	102.2%	99.3%	2.9

Combined ratio before catastrophes and prior year development	90.9%	111.9%	107.6%	101.1%	110.5%	(19.5)	103.4%	107.9%	(4.5)

Long-term incentive compensation (LTIP) expense	-0.7%	0.4%	3.7%	2.9%	5.3%	(6.0)	0.5%	3.0%	(2.5)

Combined ratio before catastrophes, prior year development and LTIP expense	91.6%	111.5%	103.9%	98.2%	105.2%	(13.5)	102.9%	104.9%	(2.0)

[1] Run-off includes non-specialty commercial lines business subject to the renewal rights agreement with The Hanover and other run-off business. Prior periods have been reclassified to conform to the current presentation.

OneBeacon Insurance Group, Ltd.

Insurance Operations - Loss and LAE Reserve Summary

($ in millions)

	Three months ended				Twelve months ended
	Dec 31,		Dec 31,		Dec 31,		Dec 31,
	2008		2009		2008		2009

Gross beginning loss and LAE reserves	$4,625.5		$4,225.1		$4,718.8		$4,504.5
Less beginning reinsurance recoverable on unpaid	(2,754.0)		(2,438.5)		(2,850.6)		(2,708.4)
Net loss and LAE reserves	1,871.5		1,786.6		1,868.2		1,796.1

Loss and LAE incurred:
Current accident year	276.5		290.1		1,188.2		1,205.3
Prior accident year	(29.0)		(30.1)		(62.0)		(83.4)
Total incurred losses	247.5		260.0		1,126.2		1,121.9

Loss and LAE paid:
Current accident year	(175.6)		(171.4)		(495.1)		(499.3)
Prior accident year	(147.3)		(133.3)		(703.2)		(676.8)
Total paid losses	(322.9)		(304.7)		(1,198.3)		(1,176.1)

Net ending reserve	1,796.1		1,741.9		1,796.1		1,741.9
Plus ending reinsurance recoverable on unpaid	2,708.4		2,383.4		2,708.4		2,383.4
Gross ending loss and LAE reserves	$4,504.5		$4,125.3		$4,504.5		$4,125.3

Earned premiums	$488.7		$488.7		$1,879.0		$1,959.5
Calendar year loss and LAE paid ratio	66.1%		62.3%		63.8%		60.0%
Calendar year loss and LAE incurred ratio	50.6%		53.2%		59.9%		57.3%
Prior accident year development	(5.9	)pts	(6.2	)pts	(3.3	)pts	(4.3	)pts
Current accident year loss and LAE paid to incurred ratio	63.5%		59.1%		41.7%		41.4%

OneBeacon Insurance Group, Ltd.

Other Operations Results

($ in millions)

	Three Months Ended					Twelve Months Ended
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Dec 31,
	2008	2009	2009	2009	2009	2008	2009
Net investment income (expense) [1]	$0.5	$0.3	$(0.2)	$(1.2)	$(0.8)	$11.6	$(1.9)
Net realized and unrealized investment gains (losses)	—	—	0.1	(0.5)	(1.7)	(3.1)	(2.1)
Net other (expenses) revenues	(0.9)	2.1	1.4	0.6	(0.4)	(0.2)	3.7
Total revenues	(0.4)	2.4	1.3	(1.1)	(2.9)	8.3	(0.3)

General and administrative expenses	1.1	1.5	1.9	2.7	3.1	8.1	9.2
Accretion of fair value adjustments to loss and LAE reserves	3.0	1.4	1.3	1.4	1.3	12.0	5.4
Interest expense on debt	10.2	10.1	9.7	8.9	9.5	41.4	38.2
Interest expense - dividends and accretion on preferred stock subject to mandatory redemption	—	—	—	—	—	33.4	—
Total expenses	14.3	13.0	12.9	13.0	13.9	94.9	52.8

Pre-tax loss	$(14.7)	$(10.6)	$(11.6)	$(14.1)	$(16.8)	$(86.6)	$(53.1)

[1]  The twelve months ended December 31, 2008 includes net investment income of $6.2 million related to the economic defeasance of the Company’s mandatorily redeemable preferred stock.

OneBeacon Insurance Group, Ltd.

Consolidated - Investment Results Pre-Tax [1]

($ in millions)

	Three Months Ended					Year Over	Twelve Months Ended
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Year 3 Mo	Dec 31,
	2008	2009	2009	2009	2009	% Change	2008	2009	% Change
Net investment income
Fixed maturity investments	$23.1	$21.0	$35.7	$34.8	$32.7	42%	$137.7	$124.2	-10%
Short-term investments	2.1	1.6	0.4	0.2	0.2	-90%	10.1	2.4	-76%
Common equity securities	2.1	0.4	0.6	0.2	0.7	-67%	15.4	1.9	-88%
Convertible bonds	1.5	1.5	1.6	2.0	1.6	7%	6.3	6.7	6%
Other investments	0.7	0.3	0.7	0.2	—	-100%	2.8	1.2	-57%
Total investment income	29.5	24.8	39.0	37.4	35.2	19%	172.3	136.4	-21%
Less investment expenses	2.9	2.9	2.9	3.0	2.1	28%	14.1	10.9	23%
Net investment income	$26.6	$21.9	$36.1	$34.4	$33.1	24%	$158.2	$125.5	-21%

Net realized investment (losses) gains
Fixed maturity investments	$13.0	$(18.2)	$(5.5)	$13.4	$3.5	-73%	$(40.0)	$(6.8)	83%
Short-term investments	0.1	0.1	—	—	0.1	0%	0.1	0.2	100%
Common equity securities	(242.6)	(39.6)	6.6	1.4	0.1	100%	(247.4)	(31.5)	87%
Convertible bonds	(7.5)	0.7	1.1	(0.1)	10.6	241%	(12.9)	12.3	195%
Other investments	(22.7)	0.7	(10.8)	14.9	0.5	102%	(18.7)	5.3	128%
Net realized investment (losses) gains	$(259.7)	$(56.3)	$(8.6)	$29.6	$14.8	106%	$(318.9)	$(20.5)	94%

Change in net unrealized (losses) gains on investments
Fixed maturity investments	$(58.3)	$33.7	$97.8	$66.9	$(12.7)	78%	$(137.0)	$185.7	236%
Short-term investments	0.3	(0.1)	(0.1)	—	—	-100%	0.2	(0.2)	-200%
Common equity securities	18.5	9.1	1.6	1.7	6.7	-64%	(154.5)	19.1	112%
Convertible bonds	0.3	(1.7)	9.1	26.3	(3.4)	NM	(22.2)	30.3	236%
Other investments	(27.8)	2.7	17.7	(10.3)	2.5	109%	(93.7)	12.6	113%
Change in net unrealized (losses) gains on investments	$(67.0)	$43.7	$126.1	$84.6	$(6.9)	90%	$(407.2)	$247.5	161%

Change in net unrealized foreign currency translation
Fixed maturity investments	$(21.4)	$6.4	$9.1	$3.0	$1.5	107%	$(35.3)	$20.0	157%
Short-term investments	(0.4)	0.2	0.8	0.3	0.2	150%	0.3	1.5	400%
Common equity securities	(1.2)	0.1	—	—	—	100%	(2.5)	0.1	104%
Convertible bonds	—	—	—	0.1	(0.1)	NM	—	—	0%
Other investments	—	—	—	—	—	0%	—	—	0%
Change in net unrealized foreign currency translation	$(23.0)	$6.7	$9.9	$3.4	$1.6	107%	$(37.5)	$21.6	158%

Total investment return
Fixed maturity investments	$(43.6)	$42.9	$137.1	$118.1	$25.0	157%	$(74.6)	$323.1	533%
Short-term investments	2.1	1.8	1.1	0.5	0.5	-76%	10.7	3.9	-64%
Common equity securities	(223.2)	(30.0)	8.8	3.3	7.5	103%	(389.0)	(10.4)	97%
Convertible bonds	(5.7)	0.5	11.8	28.3	8.7	253%	(28.8)	49.3	271%
Other investments	(49.8)	3.7	7.6	4.8	3.0	106%	(109.6)	19.1	117%
Total investment return	$(320.2)	$18.9	$166.4	$155.0	$44.7	114%	$(591.3)	$385.0	165%

Inflation adjustment included in net investment income	$(5.2)	$(7.2)	$2.6	$2.6	$0.9	117%	$8.6	$(1.1)	-113%

[1] Excludes the return on assets held to economically defease the Company’s mandatorily redeemable preferred stock, which was redeemed in May 2008.  The twelve months ended December 31, 2008 excludes net investment income of $6.2 million related to the economic defeasance of the Company’s mandatorily redeemable preferred stock.

OneBeacon Insurance Group, Ltd.

Consolidated - Investment Returns [1]

($ in millions)

	Three Months Ended					Twelve Months Ended
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Dec 31,
	2008	2009	2009	2009	2009	2008	2009
Average market value of investments

Fixed maturity investments	$2,217.4	$2,307.1	$2,612.3	$2,770.4	$2,895.0	$2,489.9	$2,629.9
Short-term investments	746.9	882.4	677.8	641.8	637.5	532.9	718.6
Common equity securities	535.0	190.0	80.7	69.6	134.4	729.9	141.4
Convertible bonds	256.8	223.7	215.8	234.8	207.1	316.8	217.4
Other investments	244.5	192.9	189.3	177.8	156.2	306.9	177.5
Total average market value	$4,000.6	$3,796.1	$3,775.9	$3,894.4	$4,030.2	$4,376.4	$3,884.8

Investment returns
Fixed maturity investments	-2.0%	1.9%	5.2%	4.3%	0.9%	-3.0%	12.3%
Short-term investments	0.3%	0.2%	0.2%	0.1%	0.1%	2.0%	0.5%
Total fixed income	-1.4%	1.4%	4.2%	3.5%	0.7%	-2.1%	9.8%
Common equity securities	-41.7%	-15.8%	10.9%	4.7%	5.6%	-53.3%	-7.4%
Convertible fixed maturities	-2.2%	0.2%	5.5%	12.1%	4.2%	-9.1%	22.7%
Total common equity & convertible fixed maturity securities	-28.9%	-7.1%	6.9%	10.4%	4.7%	-39.9%	10.8%
Other investments	-20.4%	1.9%	4.0%	2.7%	1.9%	-35.7%	10.8%
Total common equity, convertible fixed maturity securities & other investments	-26.9%	-4.3%	5.8%	7.5%	3.9%	-39.0%	10.8%

Total return	-8.0%	0.5%	4.4%	4.0%	1.1%	-13.5%	9.9%

Average amortized cost of investments
Fixed maturity investments	$2,292.4	$2,398.8	$2,630.7	$2,700.5	$2,795.7	$2,495.2	$2,619.8
Short-term investments	746.3	881.8	676.8	640.3	635.7	532.1	717.4
Common equity securities	552.7	193.3	78.6	65.9	126.4	658.7	138.9
Convertible fixed maturities	270.7	238.3	226.7	227.9	188.9	323.3	217.3
Other investments	214.2	177.1	166.9	151.7	134.0	233.5	156.1
Total average amortized cost	$4,076.3	$3,889.3	$3,779.7	$3,786.3	$3,880.7	$4,242.8	$3,849.5

Investment yield
Fixed maturity investments	1.0%	0.9%	1.4%	1.3%	1.2%	5.5%	4.7%
Short-term investments	0.3%	0.2%	0.1%	0.0%	0.0%	1.9%	0.3%
Common equity securities	0.4%	0.2%	0.8%	0.3%	0.6%	2.3%	1.4%
Convertible fixed maturities	0.6%	0.6%	0.7%	0.9%	0.8%	1.9%	3.1%
Other investments	0.3%	0.2%	0.4%	0.1%	0.0%	1.2%	0.8%

Total investment yield	0.7%	0.6%	1.0%	1.0%	0.9%	4.1%	3.5%

[1] Excludes the assets held to economically defease the Company’s mandatorily redeemable preferred stock, which was redeemed in May 2008, and the related return and yield on those assets held.

OneBeacon Insurance Group, Ltd.

Consolidated - Composition of Invested Assets

($ in millions)

	Dec 31,		Mar 31,		Jun 30,		Sep 30,		Dec 31,
	2008		2009		2009		2009		2009
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent

Fixed maturity investments	$2,134.8	56.0%	$2,479.5	65.6%	$2,745.2	72.8%	$2,795.7	69.6%	$2,994.3	74.0%
Short-term investments	962.2	25.2%	802.5	21.2%	553.0	14.7%	730.6	18.2%	544.4	13.5%
Common stock	276.7	7.3%	103.3	2.7%	58.0	1.5%	81.2	2.0%	187.6	4.7%
Convertible bonds	241.2	6.3%	206.2	5.5%	225.5	6.0%	244.0	6.1%	170.2	4.2%
Other investments	196.6	5.2%	189.3	5.0%	189.4	5.0%	166.2	4.1%	146.3	3.6%
Total investments, market value	$3,811.5	100.0%	$3,780.8	100.0%	$3,771.1	100.0%	$4,017.7	100.0%	$4,042.8	100.0%

Inflation indexed treasuries	$331.8	15.5%	$272.8	11.0%	$274.7	10.0%	$279.4	10.0%	$218.8	7.3%
Other U.S. government obligations	77.8	3.7%	70.1	2.8%	178.5	6.5%	221.6	7.9%	312.8	10.4%
Debt securities issued by industrial corporations	870.2	40.8%	1,324.3	53.4%	1,330.1	48.5%	1,291.5	46.2%	1,347.0	45.0%
Municipal obligations	5.0	0.2%	5.2	0.2%	5.2	0.2%	2.7	0.1%	2.6	0.1%
Asset-backed securities	758.9	35.5%	734.8	29.6%	870.0	31.7%	902.5	32.3%	1,014.9	33.9%
Foreign government obligations	38.6	1.8%	20.0	0.8%	20.5	0.7%	22.0	0.8%	26.7	0.9%
Preferred stocks	52.5	2.5%	52.3	2.2%	66.2	2.4%	76.0	2.7%	71.5	2.4%
Total fixed maturity investments, market value	$2,134.8	100.0%	$2,479.5	100.0%	$2,745.2	100.0%	$2,795.7	100.0%	$2,994.3	100.0%

Government bonds	$417.3	18.6%	$344.9	13.5%	$442.5	16.3%	$487.6	18.1%	$519.4	17.9%
AAA/Aaa	838.0	37.2%	768.3	30.1%	885.7	32.7%	863.2	32.2%	1,007.4	34.7%
AA/Aa	31.1	1.4%	177.8	7.0%	139.1	5.1%	97.6	3.6%	100.7	3.5%
A/A	374.6	16.7%	520.1	20.4%	457.4	16.9%	428.9	15.9%	390.8	13.5%
BBB/Baa	444.0	19.8%	577.2	22.6%	628.5	23.2%	661.7	24.6%	746.4	25.7%
Other/not rated	141.4	6.3%	162.9	6.4%	156.9	5.8%	151.8	5.6%	135.9	4.7%
Total fixed maturities, amortized cost	$2,246.4	100.0%	$2,551.2	100.0%	$2,710.1	100.0%	$2,690.8	100.0%	$2,900.6	100.0%